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                                                                     EXHIBIT 10A

                                                                [CONFORMED COPY]

                           THIRD AMENDMENT
                         TO CREDIT AGREEMENT

         This THIRD AMENDMENT, dated as of April 24, 2002, (this "Amendment") is made to that certain FIVE-YEAR SECOND AMENDED AND RESTATED COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT, dated as of February 25, 2000 and amended as of February 23, 2001 and February 22, 2002 (as amended, the "Credit Agreement"), among TXU CORP., a Texas corporation ("TXU"), and TXU US HOLDINGS COMPANY (formerly "TXU Electric Company"), a Texas corporation and a wholly owned subsidiary of TXU ("Holdings" and, together with TXU, the "Borrowers", and each individually, a "Borrower"); the Lenders party thereto (the "Lenders"); and JPMORGAN CHASE BANK (formerly "The Chase Manhattan Bank"), as Competitive Advance Facility Agent (in such capacity, the "CAF Agent"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"; and, together with the CAF Agent, the "Agents") and as fronting bank for the Letters of Credit issued thereunder (in such capacity, the "Fronting Bank").

                        PRELIMINARY STATEMENT:

         The Borrowers, the Lenders, the Agents and the Fronting Bank previously entered into the Credit Agreement. The Borrowers have requested that the Lenders, the Agents and the Fronting Bank agree to the amendment of the Credit Agreement as set forth herein, and the Lenders, the Agents and the Fronting Bank have agreed to such request, subject to the terms and conditions of this Amendment. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. Definitions. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

         SECTION 2. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

         (a) The definition of "Consolidated Earnings Available for Fixed Charges" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Consolidated Earnings Available for Fixed Charges" for any twelve-month period shall mean (i) consolidated net income, calculated after deducting preferred stock dividends and preferred securities distributions of Subsidiaries, but before any extraordinary items and before the effect in such twelve-month period of any change in accounting principles promulgated by the Financial Accounting Standards Board becoming effective after December 31, 2001, less (ii) allowances for equity funds used during construction to the extent that such allowances, taken as a whole, increased such consolidated net income, plus (iii) provisions for Federal income taxes, to the extent that such provisions, taken as a whole, decreased such consolidated net income, plus

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         (iv) Consolidated Fixed Charges, all determined for such twelve-month period with respect to TXU and its Consolidated Subsidiaries on a consolidated basis; provided, however, that in computing Consolidated Earnings Available for Fixed Charges for any twelve-month period the following amounts shall be excluded to the extent otherwise included pursuant to the foregoing: (A) the effect of any regulatory disallowances resolving fuel or other issues in any proceeding before the Commission or the Railroad Commission of Texas in an aggregate amount not to exceed $100,000,000, (B) any non-cash book losses relating to the sale or write-down of assets, (C) one-time costs of up to $100,000,000 incurred in connection with the restructuring of certain subsidiaries of TXU in connection with the 1999 Texas electric industry restructuring legislation (as described in TXU's filings with the SEC) and (D) up to $100,000,000 of costs incurred in connection with write-offs relating to the regulatory settlement plan, initially filed with the Commission on December 31, 2001, of TXU Electric and certain of its Subsidiaries (as described in TXU's filings with the SEC).

         (b) The definition of "Equity-Linked Securities" set forth in Section
1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Equity-Linked Securities" shall mean units, however denominated, consisting of (i) contracts to purchase common stock of TXU and (ii) (A) debt or preferred securities of TXU or a Subsidiary of TXU, provided, that such debt or preferred securities may not contain provisions permitting them to be put to TXU or such Subsidiary prior to the settlement of the related purchase contract or portion thereof or
         (B) U.S. Treasury securities.

         (c) The definition of "First Mortgage" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "First Mortgage" shall mean (i) the Oncor Mortgage, (ii) any mortgage and deed of trust entered into by Oncor in order to refund or replace, or in substitution for, the Oncor Mortgage, and (iii) if and for so long as any first mortgage bonds are issued and outstanding under the Oncor Mortgage, any other indenture or instrument of Oncor pursuant to which Oncor issues debt securities secured directly or indirectly by (A) the Lien created by the Oncor Mortgage and/or (B) any property of Oncor.

         (d) The following definition is hereby added to Section 1.01 of the Credit Agreement:

                  "Oncor" shall mean Oncor Electric Delivery Company, a Texas corporation.

         (e) The definition of "TXU Electric Mortgage" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Oncor Mortgage" shall mean the Mortgage and Deed of Trust, dated as of December 1, 1983, from TXU Electric Company to Irving Trust Company (now The Bank of New York), Trustee, as amended and supplemented from time to time and as assumed by Oncor.

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         (f) The definition of "Operating Agreements" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Operating Agreements" shall mean (i) the Operating Agreement, dated April 28, 1978, as amended by the Modification of Operating Agreement, dated April 20, 1979, among TXU Mining and TXU Electric (successor to Dallas Power & Light Company, Texas Electric Service Company and Texas Power & Light Company) and TXU Energy Company LLC, TXU Energy Retail Company LP and TXU Generation Company LP (pursuant to the Assumption Agreement, dated December 31, 2001, by and among TXU Electric, TXU Energy Company LLC, TXU Energy Retail Company LP and TXU Generation Company LP) (the "TXU Mining Operating Agreement"), and as it may be amended from time to time, or (ii) the Operating Agreement, dated December 15, 1976, between TXU Fuel and Dallas Power & Light Company, Texas Electric Service Company and Texas Power & Light Company (the "TXU Fuel Operating Agreement"), as it may be amended from time to time; provided, that no amendment of the TXU Mining Operating Agreement or the TXU Fuel Operating Agreement shall increase the scope of any Lien permitted under Section 5.10(j).

         (g) The definition of "Subsidiary Borrower Earnings Available for Fixed Charges" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Subsidiary Borrower Earnings Available for Fixed Charges" for any twelve-month period for any Subsidiary Borrower shall mean (i) consolidated net income, calculated after deducting preferred stock dividends and preferred securities distributions of Subsidiaries, but before any extraordinary items and before the effect in such twelve-month period of any change in accounting principles promulgated by the Financial Accounting Standards Board becoming effective after December 31, 2001, less (ii) allowances for equity funds used during construction to the extent that such allowances, taken as a whole, increased such consolidated net income, plus (iii) provisions for Federal income taxes, to the extent that such provisions, taken as a whole, decreased such consolidated net income, plus (iv) Subsidiary Borrower Fixed Charges, all determined for such twelve-month period with respect to such Subsidiary Borrower and its Subsidiaries on a consolidated basis; provided, however, that in computing Subsidiary Borrower Earnings Available for Fixed Charges for any twelve-month period the following amounts shall be excluded to the extent otherwise included pursuant to the foregoing: (A) the effect of any regulatory disallowances resolving fuel or other issues in any proceeding before the Commission or the Railroad Commission of Texas in an aggregate amount not to exceed $100,000,000, (B) any non-cash book losses relating to the sale or write-down of assets, (C) one-time costs of up to $100,000,000 incurred in connection with the restructuring of certain subsidiaries of TXU in connection with the 1999 Texas electric industry restructuring legislation (as described in TXU's filings with the SEC) and (D) up to $100,000,000 of costs incurred in connection with write-offs relating to the regulatory settlement plan, initially filed with the Commission on December 31, 2001, of TXU Electric and certain of its Subsidiaries (as described in TXU's filings with the SEC).

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         (h) The definition of "TXU" set forth in Section 1.01 of the Credit
Agreement is hereby amended and restated in its entirety to read as follows:

                  "TXU" shall mean TXU Corp., a Texas corporation.

         (i) The definition of "TXU Electric" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "TXU Electric" shall mean TXU US Holdings Company, a Texas corporation (formerly TXU Electric Company).

         (j) The definition of "TXU Mining" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "TXU Mining" shall mean TXU Mining Company LP, a Texas limited partnership, and its successors.

         (k) The definition of "U.K. Facility Agreements" set forth in Section
1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "U.K. Facility Agreements" shall mean the Amended and Restated Facilities Agreements with respect to a (pound)900 million term facility, a (pound)230 million revolving credit facility and a (pound)600 million revolving credit facility, each dated November 19, 2001, among TXU Europe Limited, the lenders parties thereto and certain other parties named therein, as amended, modified or supplemented from time to time.

         (l) Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 5.10. Limitation on Liens.

                  Neither TXU nor any Significant Subsidiary will create or assume or permit to exist any Lien in respect of any property or assets of any kind (real or personal, tangible or intangible) of TXU or any Significant Subsidiary, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets, or sell, or permit any Significant Subsidiary to sell, any accounts receivable; provided that the provisions of this Section shall not prevent or restrict the creation, assumption or existence of:

                           (a) any Lien in respect of any such property or assets of any Significant Subsidiary to secure indebtedness owing by it to TXU or any Wholly Owned Subsidiary of TXU; or

                           (b) Liens (including capital leases) in respect of property acquired by TXU or any Significant Subsidiary, to secure the purchase price, or the cost of construction and development, of such property (or to secure indebtedness incurred prior to, at the time of, or within 120 days after the later of the acquisition of such property and the commencement of operating of such property

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                  for the purpose of financing the acquisition, or the cost of construction and development, of such property), or Liens existing on any such property at the time of acquisition of such property by TXU or such Significant Subsidiary, whether or not assumed, or any Lien in respect of property of any person existing at the time such person becomes a Subsidiary of TXU; or agreements to acquire any property or assets under conditional sale agreements or other title retention agreements, or capital leases in respect of any other property; provided, that

                                    (A)   the aggregate principal amount of
                           Indebtedness secured by all Liens in respect of any such property shall not exceed the cost (as determined by the Board of Directors or analogous governing body of TXU or such Significant Subsidiary, as the case may be) of such property at the time of acquisition thereof (or (x) in the case of property covered by a capital lease, the fair market value, as so determined, of such property at the time of such transaction, or (y) in the case of a Lien in respect of property existing at the time such person becomes a Subsidiary of TXU the fair market value, as so determined of such property at such time), and

                                    (B)   at the time of the acquisition of the
                           property by TXU or such Significant Subsidiary, or at the time such person becomes a Subsidiary of TXU, as the case may be, every such Lien shall apply and attach only to the property originally subject thereto and fixed improvements constructed thereon; or

                           (c) refundings or extensions of any Lien permitted in the foregoing paragraph (b) for amounts not exceeding the principal amount of the Indebtedness so refunded or extended or the fair market value (as determined by the Board of Directors (or analogous governing body) of TXU or such Significant Subsidiary, as the case may be) of the property theretofore subject to such Lien, whichever shall be lower, in each case at the time of such refunding or extension; provided, that such Lien shall apply only to the same property theretofore subject to the same and fixed improvements constructed thereon; or

                           (d)      sales subject to understandings or
                  agreements to repurchase; provided that the aggregate sales price for all such sales (other than sales to any governmental instrumentality in connection with such instrumentality's issuance of indebtedness, including without limitation industrial development bonds and pollution control bonds, on behalf of TXU or any Significant Subsidiary) made in any one calendar year shall not exceed $50,000,000; or

                           (e) any production payment or similar interest which is dischargeable solely out of natural gas, coal, lignite, oil or other mineral to be produced from the property subject thereto and to be sold or delivered by TXU or any Significant Subsidiary; or

                           (f) any Lien, including in connection with sale-leaseback transactions, created or assumed by any Significant Subsidiary on natural gas, coal, lignite, oil

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                  or other mineral properties or nuclear fuel owned or leased by such Subsidiary, to secure loans to such Subsidiary in an aggregate amount not to exceed $400,000,000; provided, that neither TXU nor any Subsidiary of TXU shall assume or guarantee such financings; or

                           (g) any Lien (whenever incurred) on assets owned by TXU or any Subsidiary thereof as of April 24, 2002 and any fuel, operating and maintenance or similar contract related thereto securing Indebtedness of TXU or such Subsidiary in an aggregate amount not to exceed 10% of the consolidated assets of TXU; or

                           (h) leases (other than capital leases) now or hereafter existing and any renewals and extensions thereof under which TXU or any Significant Subsidiary may acquire or dispose of any of its property, subject, however, to the terms of Section 5.09; or

                           (i) any Lien created or to be created by the First Mortgage; or

                           (j) any Lien on the rights of the TXU Mining or TXU Fuel existing under their respective Operating Agreements; or

                           (k) pledges or sales by TXU or any of its Subsidiaries (other than TXU Electric) of its accounts receivable including customers' installment paper; or

                           (l) the pledge of current assets, in the ordinary course of business, to secure current liabilities; or

                           (m)      Permitted Encumbrances; or

                           (n) Permitted Security Interests (as such term is defined in the U.K. Facility Agreement) created by any Significant Subsidiary subject to the U.K. Facility Agreement; or

                           (o) the Liens in favor of the Administrative Agent on funds in the Cash Collateral Account and on the Cash Collateral Account to secure the reimbursement obligations in respect of Letters of Credit and comparable Liens created to secure reimbursement obligations for other letters of credit issued for the account of any Borrower or any of its Subsidiaries; or

                           (p) any Lien incurred in connection with the issuance of Qualified Transition Bonds.

         (m) Subsection (f) of Article VI of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (f) TXU shall no longer own, directly or indirectly, all the outstanding common stock of TXU Electric (or any successor);

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         (n) Section 8.04(b) is hereby amended so that each reference to
"$15,000,000" therein shall be amended to be a reference to "$5,000,000".

         SECTION 3. Conditions of Effectiveness. Section 2 of this Amendment shall become effective as of the date first set forth above (the "Amendment Date") when each of the following conditions shall have been fulfilled:

              (i) the Required Lenders, TXU and Holdings shall each have executed and delivered to the Administrative Agent a counterpart of this Amendment;

              (ii) the following statements shall be true and correct and the Administrative Agent shall have received a certificate of a duly authorized officer of TXU, dated the Amendment Date and in sufficient copies for each Lender, stating that:

                     (A) the representations and warranties of each Borrower set forth in Section 4 hereof are true and correct on and as of the Amendment Date as though made on and as of such date; and

                     (B) no event has occurred and is continuing that
              constitutes a Default or an Event of Default.

         SECTION 4. Representations and Warranties. Each Borrower represents and warrants that (a) the representations and warranties contained in Article III of the Credit Agreement (with each reference therein to "this Agreement", "hereunder" and words of like import referring to the Credit Agreement being deemed to be a reference to this Amendment and the Credit Agreement as amended hereby) are true and correct on and as of the Amendment Date as though made on and as of such date, and (b) no event has occurred and is continuing, or would result from the execution and delivery of this Amendment, that constitutes a Default or an Event of Default.

         SECTION 5. Effect on the Credit Agreement. Except as specifically provided above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Agents or the Fronting Bank under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

         SECTION 6. Costs, Expenses and Taxes. The Borrowers agree jointly and severally to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, and all costs and expenses (including, without limitation, counsel fees and expenses), if any, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment or such other instruments and documents. In addition, the Borrowers agree jointly and severally to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agree jointly and severally to save the Agents, the Fronting Bank and the Lenders harmless from and against any and all liabilities with respect to or resulting from any

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delay in paying or omission to pay such taxes.

         SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of the New York.

                           [Signature pages to follow]

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                                                                            S-1

                                     TXU CORP.

                                     By   /s/ Kirk R. Oliver
                                        ----------------------------------------
                                        Name:  Kirk R. Oliver
                                        Title: Treasurer and Assistant Secretary

                                     TXU US HOLDINGS COMPANY

                                     By   /s/ Kirk R. Oliver
                                        ----------------------------------------
                                        Name:  Kirk R. Oliver
                                        Title: Treasurer and Assistant Secretary

Signature Page to Third Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                      JPMORGAN CHASE BANK

                                      By   /s/ Robert W. Traband
                                         ---------------------------------------
                                         Name:   Robert W. Traband
                                         Title:  Vice President

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                Competitive Advance and Revolving Credit Facility

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                                     ABN AMRO BANK N.V.

                                     By   /s/ Thomas J. Sterr
                                        ----------------------------------------
                                        Name:  Thomas J. Sterr
                                        Title:  Vice President

                                     By   /s/ Frank T.J. van Deur
                                        ----------------------------------------
                                        Name:  Frank T.J. van Deur
                                        Title: Assistant Vice President

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                Competitive Advance and Revolving Credit Facility

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                Competitive Advance and Revolving Credit Facility

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                                     BNP PARIBAS

                                     By   /s/ Mark A. Renaud
                                        ----------------------------------------
                                        Name:  Mark A. Renaud
                                        Title: Managing Director

                                     By   /s/ Andrew Platt
                                        ----------------------------------------
                                        Name:  Andrew Platt
                                        Title: Vice President

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                Competitive Advance and Revolving Credit Facility

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                                     BARCLAYS BANK PLC

                                     By   /s/ Sydney G. Dennis
                                        ----------------------------------------
                                        Name:  Sydney G. Dennis
                                        Title: Director

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                Competitive Advance and Revolving Credit Facility

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                                     CITIBANK, NA

                                     By   /s/ Stuart J. Glen
                                        ----------------------------------------
                                        Name:  Stuart J. Glen
                                        Title: Vice President

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                Competitive Advance and Revolving Credit Facility

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                                     COMMERZBANK AG, NEW YORK AND
                                     GRAND CAYMAN BRANCHES

                                     By   /s/ Harry P. Yergey
                                        ----------------------------------------
                                        Name:  Harry P. Yergey
                                        Title: SVP & Manager

                                     By   /s/ Subash R. Viswanathan
                                        ----------------------------------------
                                        Name:  Subash R. Viswanathan
                                        Title: Senior Vice President

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                Competitive Advance and Revolving Credit Facility

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                                     CREDIT LYONNAIS NEW YORK BRANCH

                                     By   /s/ Bernard Weymuller
                                        ----------------------------------------
                                        Name:  Bernard Weymuller
                                        Title: Senior Vice President

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                Competitive Advance and Revolving Credit Facility

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                                     CREDIT SUISSE FIRST BOSTON

                                     By   /s/ Paul L.Colon
                                        ----------------------------------------
                                        Name:  Paul L.Colon
                                        Title: Vice President

                                     By   /s/ Vanessa Gomez
                                        ----------------------------------------
                                        Name:  Vanessa Gomez
                                        Title: Associate

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                Competitive Advance and Revolving Credit Facility

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                                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                     formerly known as FIRST UNION NATIONAL
                                     BANK

                                     By   /s/ Rotcher Watkins
                                        ----------------------------------------
                                        Name:  Rotcher Watkins
                                        Title: Managing Director

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                Competitive Advance and Revolving Credit Facility

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                                     GUARANTY FEDERAL BANK, FSB

                                     By   /s/ Jim R. Hamilton
                                        ----------------------------------------
                                        Name:  Jim R. Hamilton
                                        Title: Senior Vice President

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                Competitive Advance and Revolving Credit Facility

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                                     LEHMAN COMMERCIAL PAPER INC.

                                     By   /s/ Michele Swanson
                                        ----------------------------------------
                                        Name:  Michele Swanson
                                        Title: Authorized Signatory

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                Competitive Advance and Revolving Credit Facility

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                                     MERRILL LYNCH CAPITAL CORP

                                     By   /s/ Michael E. O'Brien
                                        ----------------------------------------
                                        Name:  Michael E. O'Brien
                                        Title: Vice President

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                Competitive Advance and Revolving Credit Facility

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                                     NATIONAL AUSTRALIA BANK LIMITED
                                     A.C.N. 004044937

                                     By   /s/ Michael Lorusso
                                        ----------------------------------------
                                        Name:  Michael Lorusso
                                        Title: Head of Project and Energy
                                               Finance, US

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                Competitive Advance and Revolving Credit Facility

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                                     TORONTO DOMINION (TEXAS), INC.

                                     By   /s/ Mark A. Baird
                                        ----------------------------------------
                                        Name:  Mark A. Baird
                                        Title: Vice President

Signature Page to Third Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                                                           S-31

                                     WESTDEUTSCHE LANDESBANK
                                     GIROZENTRALE,
                                     NEW YORK BRANCH

                                     By   /s/ Anthony Alessandro
                                        ----------------------------------------
                                        Name:  Anthony Alessandro
                                        Title: Associate Director

                                     By   /s/ Jeffrey S. Davidson
                                        ----------------------------------------
                                        Name:  Jeffrey S. Davidson
                                        Title: Associate Director

Signature Page to Third Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                                                           S-32

                                     THE BANK OF NEW YORK

                                     By   /s/ Nathan S. Howard
                                        ----------------------------------------
                                        Name:  Nathan S. Howard
                                        Title: Vice President

Signature Page to Third Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                                                           S-33

                                     FLEET NATIONAL BANK

                                     By   /s/ David C. Brecht
                                        ----------------------------------------
                                        Name:  David C. Brecht
                                        Title: Vice President

Signature Page to Third Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                                                           S-34

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Signature Page to Third Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                                                           S-35

                                     UBS AG, STAMFORD BRANCH

                                     By   /s/ Wilfred V. Saint
                                        ----------------------------------------
                                        Name:  Wilfred V. Saint
                                        Title: Associate Director Banking
                                               Products Services, US

                                     By   /s/ Thomas R. Salzano
                                        ----------------------------------------
                                        Name:  Thomas R. Salzano
                                        Title: Director Banking Products
                                               Services, US

Signature Page to Third Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                                                           S-36

                                     BANK OF AMERICA, N.A.

                                     By   /s/ Michelle A. Schoenfeld
                                        ----------------------------------------
                                        Name:  Michelle A. Schoenfeld
                                        Title: Principal

Signature Page to Third Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility

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                                                                           S-37

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Signature Page to Third Amendment to Five-Year Second Amended and Restated
                Competitive Advance and Revolving Credit Facility